                                                                    Exhibit 99.4
                                                                          Page 9

    CASE NAME:             Aerovox, Inc.                     SCHEDULE OF POST PETITION LIABILITIES                       FORM OPR-4
    CASE NUMBER:           01-14680 jnf                        FOR MONTH ENDED: January 26, 2002


                                    DATE INCURRED     DATE DUE    TOTAL DUE     0-30 DAYS    31-60 DAYS   61-90 DAYS   OVER 90 DAYS
TAXES PAYABLE

    Federal Income Taxes                                                 0              0            0            0              0
                                    -------------     --------  ----------       --------     --------     --------       --------
    FICA - employer's share              01/24/02     01/31/02       8,889          8,889            0            0              0
                                    -------------     --------  ----------       --------     --------     --------       --------
    FICA - employees' share              01/24/02     01/31/02       8,889          8,889            0            0              0
                                    -------------     --------  ----------       --------     --------     --------       --------
    Withholding tax                      01/24/02     01/31/02       9,787          9,787            0            0              0
                                    -------------     --------  ----------       --------     --------     --------       --------
    State income tax                                                     0       $      0     $      0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
    State sales and use tax                                              0              -     $      0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------

    State franchise tax                                                  0              0            0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
    Personal property tax                                                0              0            0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
        TOTAL TAXES PAYABLE                                     $   27,565       $ 27,565     $      0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
POST PETITION SECURED DEBT                                               0              0     $      0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
POST PETITION UNSECURED DEBT                                             0              0     $      0     $      0       $      0
                                    -------------     --------  ----------       --------     --------     --------       --------
ACCRUED INTEREST PAYABLE                                         1,237,334        168,151      186,201      189,000        693,982
                                    -------------     --------  ----------       --------     --------     --------       --------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

    Accrued benefits                                                32,574         32,574            -            -              -
    -----------------------         -------------     --------  ----------       --------     --------     --------       --------
    Trade accounts payable*         various           various       51,583         32,396        1,926        3,150         14,112
    -----------------------         -------------     --------  ----------       --------     --------     --------       --------
    Accrued payroll                      01/24/02     01/31/02      59,260         59,260            -            -              -
    -----------------------         -------------     --------  ----------       --------     --------     --------       --------
    Other accrued expenses          various           various      271,286        271,286            -            -              -
    -----------------------         -------------     --------  ----------       --------     --------     --------       --------
    TOTALS                                                       1,679,602        591,231      188,127      192,150        708,094
                                    =============     ========  ==========       ========     ========     ========       ========

* Attach separate sheet if necessary.